Mercer Gold Corp. 880-666 Burrard Street Vancouver, British Colombia V6E4S6

NEWS RELEASE

MERCER GOLD REPORTS 14 METERS OF 2.12 GRAMS PER TONNE GOLD FROM
SAMPLE MGDH-01 AT GUAYABALES GOLD PROJECT, COLOMBIA

DENVER, November 24, 2010/PRNewswire-First Call/ -- Mercer Gold Corporation ("Mercer Gold" or the "Company") (OTCQB:MRGP, AN4.F Frankfurt) announces the receipt of positive results from its first analyzed drill hole from the Guayabales Gold Project in the Marmato District in Caldas Department, Colombia.

Hole MGDH-01A intercepted 14 meters grading 2.12 grams per tonne within a zone of 22 meters in length grading 1.59 grams per tonne. The best value in the Zone was 6.6 grams per tonne over 2 meters between 42 and 44 meters. MGDH-01A was drilled as a replacement for Hole MGDH-01, which experienced less than satisfactory recovery in the area of interest and was subsequently lost at 107 meters. MGDH-01A re-drilled through the area of interest to a depth of 70 meters. Intervals with weighted averages of gold content and estimated true widths are shown in the table below.

James Stonehouse, Mercer’s Country Manager in Colombia states, ”The zone is thicker in this area than predicted, which is good. This data will help us guide subsequent drilling better into this important target area.”

Interval	Length (m)	Est. True Width (m)	Grams/tonne
30-44	14	11.6	2.12
24-44	20	16.6	1.71
22-44	22	18.2	1.59

Hole MGDH-01A and recently completed Hole MGDH-02 were targeted to determine true orientations of the previously described Encanto Target Zone and to prove vertical continuity to this important target area. The Encanto Zone is one of four significant target areas to be tested in the current 5000-meter program of drilling underway at Guayabales. Subsequent drilling will test deep, Marmato-type mineralization, a porphyry target delineated by geologic mapping and sampling, and an anomalous Silver and arsenic area outlined in previous geochemical sampling.

Rahim Jivraj, Mercer’s President and CEO states, “We’re excited to get positive drill results from this first, relatively short drill hole. These assays offer early validation of our concept at Guayabales and are even better than expected. I am looking forward to the further results from the drilling that is already under way.”

Comments on Sampling, Assaying, and QA/QC: Mercer’s samples were collected in accordance with accepted industry standards and procedures. The program was carried out by Mercer personnel under close geologic supervision. Samples were submitted using in-house

Mercer Gold Corporation – Cont’d

QA/QC protocols employing commercially purchased standards to Acme Laboratories commercial preparation laboratory in Medellin, Colombia.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration and resource definition in Colombia. The Company acquired the prospective Guayabales Project, located in the Marmato Gold District, Department of Caldas in early 2010. Mercer is exploring the Guayabales property and is seeking to acquire additional prospective gold properties in Colombia.

James M. Stonehouse, CA P. Geo #5518, is a Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has prepared, reviewed and verified the technical information contained in this news release.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an “OTC Reporting Issuer” under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

For further information see: www.mercergoldcorp.com

Symbol:   OTCBB – MRGP; Frankfurt AN4, WKN NO. A0MUN4.

Contact:       Rob Grace, Investor Relations

Mercer Gold Corporation – Cont’d

               Tel. 1-877-981-3130

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’S PLANS TO RECEIVE RESULTS, ITS EXPECTATION OF A FURTHER DRILL PROGRAM ON THE PROPERTY DURING THE NEXT 12 MONTHS, AND DISCUSSION OF GEOLOGICAL CONNECTION TO A NEIGHBORING PROPERTY. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

_______

75°0'0"W
70°0'0"W
10°0'0"N
5°0'0"N
0°0'0"
Venezuela
Medellin
GUAYABALES
Marmato
Caldas
Department
Bogota
COLOMBIA
Cali
Pan American
Highway
Ecuador
Brazil
Peru
N
S
E
W
Kilometers
0 100 200 300
MERCER GOLD
CORPORATION
MERCER GOLD CORP.
Guayabales Project
Property Location
Republic of Colombia
May 2010
(After: CMC 1/07)